Exhibit 99.1
Exhibit 99.1
Endurance Specialty Holdings Investor Presentation
Forward looking statements & regulation G disclaimer Safe Harbor for Forward Looking Statements Some of the statements in this presentation include forward-looking statements which reflect our current views with respect to future events and financial performance. Such statements include forward-looking statements both with respect to us in general and the insurance and reinsurance sectors specifically, both as to underwriting and investment matters. Statements which include the words "expect," "intend," "plan," "believe," "project," "anticipate," "seek," "will," and similar statements of a future or forward-looking nature identify forward-looking statements in this presentation for purposes of the U.S. federal securities laws or otherwise. We intend these forward-looking statements to be covered by the safe harbor provisions for forward-looking statements in the Private Securities Litigation Reform Act of 1995. All forward-looking statements address matters that involve risks and uncertainties. Accordingly, there are or may be important factors that could cause actual results to differ from those indicated in the forward-looking statements. These factors include, but are not limited to, the effects of competitors' pricing policies, greater frequency or severity of claims and loss activity, changes in market conditions in the agriculture insurance industry, termination of or changes in the terms of the U.S. multiple peril crop insurance program, a decreased demand for property and casualty insurance or reinsurance, changes in the availability, cost or quality of reinsurance or retrocessional coverage, our inability to renew business previously underwritten or acquired, our inability to maintain our applicable financial strength ratings, our inability to effectively integrate acquired operations, uncertainties in our reserving process, changes to our tax status, changes in insurance regulations, reduced acceptance of our existing or new products and services, a loss of business from and credit risk related to our broker counterparties, assessments for high risk or otherwise uninsured individuals, possible terrorism or the outbreak of war, a loss of key personnel, political conditions, changes in insurance regulation, changes in accounting policies, our investment performance, the valuation of our invested assets, a breach of our investment guidelines, the unavailability of capital in the future, developments in the world's financial and capital markets and our access to such markets, government intervention in the insurance and reinsurance industry, illiquidity in the credit markets, changes in general economic conditions and other factors described in our most recently filed Annual Report on Form 10-K and Quarterly Report on Form 10-Q. Forward-looking statements speak only as of the date on which they are made, and we undertake no obligation publicly to update or revise any forward-looking statement, whether as a result of new information, future developments or otherwise. Regulation G Disclaimer In presenting the Company's results, management has included and discussed certain non-GAAP measures. Management believes that these non-GAAP measures, which may be defined differently by other companies, better explain the Company's results of operations in a manner that allows for a more complete understanding of the underlying trends in the Company's business. However, these measures should not be viewed as a substitute for those determined in accordance with GAAP. For a complete description of non-GAAP measures and reconciliations, please review the Investor Financial Supplement on our web site at www.endurance.bm. The combined ratio is the sum of the loss, acquisition expense and general and administrative expense ratios. Endurance presents the combined ratio as a measure that is commonly recognized as a standard of performance by investors, analysts, rating agencies and other users of its financial information. The combined ratio, excluding prior year net loss reserve development, enables investors, analysts, rating agencies and other users of its financial information to more easily analyze Endurance's results of underwriting activities in a manner similar to how management analyzes Endurance's underlying business performance. The combined ratio, excluding prior year net loss reserve development, should not be viewed as a substitute for the combined ratio. Net premiums written is a non-GAAP internal performance measure used by Endurance in the management of its operations. Net premiums written represents net premiums written and deposit premiums, which are premiums on contracts that are deemed as either transferring only significant timing risk or transferring only significant underwriting risk and thus are required to be accounted for under GAAP as deposits. Endurance believes these amounts are significant to its business and underwriting process and excluding them distorts the analysis of its premium trends. In addition to presenting gross premiums written determined in accordance with GAAP, Endurance believes that net premiums written enables investors, analysts, rating agencies and other users of its financial information to more easily analyze Endurance's results of underwriting activities in a manner similar to how management analyzes Endurance's underlying business performance. Net premiums written should not be viewed as a substitute for gross premiums written determined in accordance with GAAP. Return on Average Equity (ROAE) is comprised using the average common equity calculated as the arithmetic average of the beginning and ending common equity balances for stated periods. Return on Beginning Equity (ROBE) is comprised using the beginning common equity for stated periods. The Company presents various measures of Return on Equity that are commonly recognized as a standard of performance by investors, analysts, rating agencies and other users of its financial information. 2
3 Introduction to Endurance Specialty Holdings (Re)insurance company focused on diversified portfolio of businesses within specialty niches Strong market positioning Over 844 employees in offices across the United States, Bermuda, Europe, and Asia with strong product line specializations Solid financial foundation Excellent financial strength with $3.1 BN in total capital and $2.6 BN in shareholders' equity as of December 31, 2011, supported by high quality assets and prudent loss reserves. Rated "A" by A.M. Best and Standard & Poor's and A2 by Moody's with stable outlooks Received the highest Enterprise Risk Management ranking of "Excellent" from Standard & Poor's in 2008 and reaffirmed in 2009 through 2011 (One of only four companies in North America/Bermuda to get highest rating) Excellent historical financial results Inception to date annualized operating ROE of 11.9% 20.4% average annualized growth in book value per share plus dividends since inception Delivered strong results through successful execution of strategy Total Return Since Endurance IPO (March 3, 2003)* * Source: FACTSET: Total return equals stock appreciation plus dividends from March 3, 2003 through February 10, 2012 Endurance offers investors a proven franchise at an attractive valuation

4

Specialty Focused, Diversified Portfolio of Businesses

Portfolio diversified by product, distribution source and geography

Twelve Months Net Premiums Written as of December 31, 2011: $1.98 BN


Insurance - by Distribution Source
Reinsurance – by Geographic Market
Small Risk 30%
E R S Fortune 1000 9%
Middle Market 8%
Program 4%
International 6%
Americas 23%
Bermuda 20%

Insurance - by Distribution Source

Small Risk 30%

Independent Agents
- ARMtech Agriculture

E R S Fortune 1000 9%

Brokers
- Healthcare
- Excess Casualty
- Professional Lines

Middle Market 8%

Wholesale
- US Property
- US Casualty
- US Miscellaneous E&O

Program 4%

Managing General Agents
- Habitational
- Environmental

Reinsurance – by Geographic Market

Bermuda 20%
- Aerospace
- Casualty Clash
- International Property Catastrophe
- US Property Catastrophe
- Workers' Compensation Catastrophe

Americas 23%
- Agriculture
- Personal Accident
- Surety
- Casualty & Workers' Compensation
- Professional Liability
- Property Per Risk
- Small Business
- Direct Treaty

International 6%
- Casualty
- Marine
- Motor
- Personal Accident
- Professional Indemnity
- Property
- Surety
- Trade Credit

Endurance
YOUR RISK IS OUR FOCUS
5 Specialty Focused, Diversified Portfolio of Businesses Adjusted product growth and capital deployment based on market conditions Twelve Months Net Premiums Written as of December 31, 2011: $1.98 BN Property (32%) Casualty (33%) Property reinsurance has declined meaningfully since 2005 as we largely exited the national account business Catastrophe reinsurance has remained flat as competition has remained disciplined Property insurance premiums have remained flat since 2005 Agriculture insurance is not linked to property-casualty pricing cycle Growing policy count by an average of 6.3% per year since 2007 Aerospace, marine, surety and other reinsurance lines of business have declined significantly from their peaks Exited offshore energy following KRW Reduced premiums as competition has increased Specialty (35%) Casualty reinsurance reduced significantly since its peak in 2006 Casualty insurance lines of business have increased modestly since 2005 as growth in middle market U.S. based business has been partially offset by declines in Bermuda based large account business
Disciplined Reinsurance Portfolio Management Reinsurance book has been selectively reduced during a softening market Reinsurance Net Written Premiums Reinsurance Net Written Premiums Managing the Reinsurance Portfolio 6 We have demonstrated discipline in writing reinsurance business as evidenced by the overall reinsurance portfolio shrinking 27% since our peak in 2004. We have maintained our higher margin catastrophe premiums while shrinking our longer tail lines of business and retaining our ability to grow if the market turns. Active portfolio management has enhanced reinsurance portfolio: Lines of business have been actively reduced where pricing, terms or data quality have not met our requirements Casualty has declined 31% from its peak Property has declined 43% since its peak Aerospace and Marine has declined 77% from its peak Catastrophe premiums have remained relatively flat as the market has been disciplined and margins remain acceptable We have maintained our underwriting expertise and are well positioned to grow as opportunities arise
Diversified Insurance Portfolio Continue to expand insurance capabilities while maintaining discipline Insurance Net Written Premiums Insurance Net Written Premiums Managing the Insurance Portfolio 7 Since 2005 we have meaningfully invested in new capabilities and expanded our distribution relationships within our insurance franchise which we believe will facilitate growth in the event market conditions become more favorable. We have significantly broadened our insurance capabilities: Added agriculture line of business through the acquisition of ARMtech Expanded casualty offering through the addition of underwriting teams and new relationships Added a contract binding authority team in November 2010 Experiencing growth in casualty due to focus on small case business while shrinking in more competitive large case contracts
Endurance is World Class at Risk Management Endurance has performed well versus peers in recent large catastrophe events 8 Five Year Catastrophe Losses versus Shareholder Equity From December 31, 2006 - September 30, 2011 (CHART) Note: Catastrophe loss values were obtained through publicly released information and company transcripts for each quarter and include current quarter losses as well as announced loss reserve development associated with prior quarter catastrophe losses. Catastrophe losses are compared with starting Total Shareholder Equity for each loss quarter. * Financial losses not reported yet for 4Q2011.
(CHART) 9 Endurance's Financial Results Diluted book value per common share has grown tremendously in absolute terms... 10 Year Growth in Diluted Book Value Per Common Share ($) From December 31, 2001 - December 31, 2011 Note: Diluted Book Value Per Share calculated on weighted number of average diluted shares outstanding. * Calculated as the average change in book value per share over ten years when adding back dividends 20.4% average annual growth in diluted book value per common share plus dividends* 2005 - Hurricanes Katrina, Rita and Wilma 2008 - Credit crisis and related impact of marking assets to market 2011 - High frequency of global catastrophes (Earthquakes impacting New Zealand and Japan, Hurricane Irene, Texas wildfires, Thailand and Australian Flood, Danish Cloudburst, Spring tornadoes and storms in the midwest United States) Significant Impacts to Book Value
(CHART) Endurance's Financial Results Book value per common share has also grown significantly versus peers 10 5 Year Fully Diluted Book Value Per Share Plus Dividend Growth From December 31, 2006 - December 31, 2011 Note: Fully Diluted Book value per share and dividend data provided by company press releases and filings. For those companies that do not disclose fully diluted book value per share, the dilution was calculated using average diluted shares outstanding. * Financial results for 4Q2011 not yet reported.
Growing Capital Base while returning Capital to Investors Outstanding diluted shares outstanding have been reduced by over 40% in the last five years Endurance has a Diversified and Growing Capital Base Endurance has a Diversified and Growing Capital Base $1.888 Billion of Capital Cumulatively Returned to Shareholders 11 Endurance has proven its ability to generate capital which has allowed for the return to its shareholders of nearly $1.9 billion through share repurchases and dividends while also supporting organic growth. Current capital levels exceed rating agency minimum levels allowing for the possibility of opportunistic growth in the event that markets harden.
Strong Balance Sheet Endurance maintains a high quality, short duration investment portfolio $6.3 B Investment Portfolio at December 31, 2011 Investment Portfolio Highlights Fixed maturity portfolio duration remains short at 2.39 years, down from 3.17 years in third quarter 2008 given high levels of interest rate risk. Investment quality (AA average) has remained high as the portfolio is conservatively managed in challenging economy 57.1% of investments are cash/short term or US backed No direct exposure to sovereign debt or bank debt of European peripheral countries Expanded into equities in 2011 to diversify portfolio and reduce interest rate risk Other investments of $432.7 million consist of alternative funds (71.6%) and specialty funds (28.4%) Alternative funds include hedge funds and private equity funds Specialty funds include high yield loan and convertible debt funds Other investments returns have significantly outperformed S&P 500 with half the volatility since programs incepted 12 Cash and Short Term 15.6% U.S. Government / and U.S. Government Backed - 41.5% Municipals, Foreign Government and Equity Securities 2.0% Other Investments 6.9% Asset Backed and Non Agency Mortgage Backed - 15.0% Corporate Securities 18.1% Equities 0.9%
Conclusion Endurance is a compelling investment opportunity Strategically managing our business through the soft market Selectively reduced reinsurance premiums, especially in competitive longer tail lines Invested in agriculture insurance business which is not linked to the property-casualty market cycle Accounted for 30% of net premiums written during 2011 Active capital deployment to return excess capital to shareholders Reduced diluted shares outstanding by over 40% in the last five years Excellent balance sheet strength and liquidity High quality short duration investment portfolio; fixed maturity investments have an average credit quality of AA Prudent reserving philosophy and strong reserve position; strong history of favorable development Industry leading Enterprise Risk Management Capital levels well in excess of rating agency minimums provide flexibility to grow in potentially hardening markets The outlook for Endurance's key areas of specialization remain attractive Agriculture business provides diversification from the property-casualty markets Catastrophe lines have remained disciplined and profitable and markets appear to be hardening Endurance is currently trading at a discount to book, despite strong absolute and relative performance and strong market positioning 13
Appendix
ARMtech is a Leader in the Crop Insurance Space ARMtech's focus on technology and service has allowed it to steadily grow its business Historic Written Premiums and Policy Counts by Crop Year Historic Written Premiums and Policy Counts by Crop Year Using technology and service to build premiums 15 ARMtech has demonstrated its ability to grow policy counts and premiums over time through its leading edge technology and superior delivery of service and compliance. ARMtech has built a market leading specialty crop insurance business from scratch over the last 10 years. ARMtech writes crop insurance through independent agents across 44 states. Policy count growth has averaged 6.3% growth per year since 2007 in a line of business not subject to the property/casualty pricing cycle. ARMtech differentiates itself with agents through its use of technology and centralized servicing model. ARMtech is a leader in using technology to satisfy the very intense compliance and documentation standards imposed on the industry by the RMA.
ARMtech's Agriculture Insurance is a Non Cyclical Business FCIC reinsurance lowers volatility Historic Loss Ratio Results - Pre and Post FCIC Historic Loss Ratio Results - Pre and Post FCIC Stable Results in Volatile Times 16 While individual states can produce highly varied gross loss ratios on a year to year basis, the FCIC reinsurance program materially mitigates that volatility and leaves ARMtech with strong and stable profit margin potential. While individual states can produce large loss ratios, the FCIC reinsurance program has materially reduced loss ratio volatility. ARMtech's business has produced stable profits over time after reflecting the reinsurance terms set out in the current SRA Historic average loss ratio post FCIC cessions has been 78.7% [adjusted for the 2011 SRA] The best year was 2007 with a 69.8% net loss ratio and the worst 2011 with a 90.5% net loss ratio ARMtech's current expense run rate after the A&O subsidy is approximately 7% ARMtech has built a stable differentiated business with high risk adjusted return potential
17 Agriculture Industry Consists of Diversified Risks Underwritten risks diversified by geography and commodity type ARMtech's Expected 2011 Crop Year Net Written Premiums Iowa - 6.0% Illinois - 3.1% Minnesota - 2.9% Indiana - 2.4% Texas - 2.2% South Dakota - 1.8% Missouri - 1.7% Colorado - 1.5% North Dakota - 1.1% Mississippi - 0.8% Nebraska - 0.8% All other states - 5.5% Corn (29.8%) Texas - 15.9% Georgia - 2.9% Alabama - 1.0% All other states - 3.5% Cotton (23.3%) Iowa - 2.7% Minnesota - 2.3% Indiana -1.7% Mississippi - 1.5% Missouri - 1.2% Arkansas - 1.1% North Dakota - 0.9% All other states - 5.4% Soybeans (16.8%) Other Crops (15.2%) Wheat (14.9%) Texas - 3.4% North Dakota - 1.7% Idaho - 1.3% Minnesota - 1.2% Colorado - 1.1% Montana - 1.0% Oklahoma - 0.9% All other states - 4.3% Grain Sorghum - 1.9% Potatoes - 1.6% Nursery - 1.3% Rice - 0.9% Peanuts - 0.9% All other crops - 8.6%
18 Agriculture Insurance Contains Three Layers of Risk Mitigation Farmers retention, ceding premiums to FCIC and limitations on losses and gains 2011 Crop Year Gross Liability Assigned Risk Fund "Higher Risk Policies" 71.5% of risk retained by ARMtech 28.5% of first dollar risk retained by Farmer Commercial Fund "Lower Risk Policies" 34.4% of MPCI Premiums Ceded to Federal Crop Insurance Corporation 10.6% of 2011 Crop Year NWP 89.4% of 2011 Crop Year NWP
The net loss estimates by zone above represent estimated losses related to our property, catastrophe and aerospace and marine lines of business, based upon our catastrophe models and assumptions regarding the location, size, magnitude, and frequency of the catastrophe events utilized to determine the above estimates. The net loss estimates are presented on an occurrence basis, before income tax and net of reinsurance recoveries, if applicable. Return period refers to the frequency with which the related size of a catastrophic event is expected to occur. Actual realized catastrophic losses could differ materially from our net loss estimates and our net loss estimates should not be considered as representative of the actual losses that we may incur in connection with any particular catastrophic event. The net loss estimates above rely significantly on computer models created to simulate the effect of catastrophes on insured properties based upon data emanating from past catastrophic events. Since comprehensive data collection regarding insured losses from catastrophe events is a relatively recent development in the insurance industry, the data upon which catastrophe models is based is limited, which has the potential to introduce inaccuracies into estimates of losses from catastrophic events, in particular those that occur infrequently. In addition, catastrophe models are significantly influenced by management's assumptions regarding event characteristics, construction of insured property and the cost and duration of rebuilding after the catastrophe. Lastly, changes in Endurance's underwriting portfolio risk control mechanisms and other factors, either before or after the date of the above net loss estimates, may also cause actual results to vary considerably from the net loss estimates above. For a listing of risks related to Endurance and its future performance, please see "Risk Factors" in our Annual Report on Form 10-K, as amended, for the year ended December 31, 2010 and our most recent Quarterly Report on Form 10-Q. * United States Windstorm estimated net losses as of January 1, 2012 are based on RMS version 11.0. 19 Probable Maximum Loss by Zone and Peril Largest 1 in 100 year PML as of January 1, 2012 is equal to 22.0% of Shareholders' Equity as of December 31, 2011 (in millions)

20

Actively Managing our Portfolio of Businesses

We have a strong track record of building, buying, partnering and exiting businesses


Build
Buy
Partner
Exit / Reduce
Established Fortune 1000 insurance
Established U S Reins Ops
Established UK/Europe reinsurance
Established UK Middle Market insurance
Established Agriculture Reinsurance
Established U S Mid Market Insurance
Established Zurich Office
Established Singapore Office
Initiate Build Out of US Professional Lines Ops
Initiate Build Out of US Excess Casualty Ops
Established Latin Amer. Office in Miami
Launched Contract Binding Authority Unit
2002
2003
2004
2005
2006
2007
2008
2009
2010
2011
Acquired LaSalle portfolio
Acquired HartRe
Acquired XL Surety Reinsurance
Acquired ARMtech
Partial Purchase of Glacier Re Int. CAT Port.
Partnered with leading California workers' comp provider
Partnered with leading environmental contractor provider
Partnered with leading habitational Ins Provider
Exited Offshore Energy Reinsurance
Significantly reduced national account reinsurance and insurance property exposures
Exited California Workers Compensation Market
Sold UK Middle Market insurance business

Endurance
YOUR RISK IS OUR FOCUS

Full Year 2011 Highlights Risk management proved effective as catastrophe losses were within expectations Book value per common share, adjusted for dividends, declined 1.9% during 2011, up 19.9% from the beginning of 2010 Net loss of $93.7 million Includes catastrophe losses of $466.7 million for the full year 2011 First quarter losses: Japan and New Zealand earthquakes and Australian floods Second quarter losses: Spring storms in the United States Third quarter losses: Hurricane Irene, Texas wildfires, Danish floods and Midwest storm aggregates Fourth quarter losses: Thailand flood Returned $340.8 million to investors through share repurchases in the first quarter of 2011 Purchased at a discount to book value; immediately accretive to investors Net written premiums of $1.98 billion, an increase of 12.3% over 2010 Insurance net written premiums of $1.0 billion grew 21.2% over 2010 Growth in agriculture premiums driven by higher commodity prices Modest growth in casualty driven by newly added contract binding authority business Reinsurance net written premiums of $974.3 million grew 4.3% over full year 2010 Catastrophe lines grew 7.7% due to renewal of Glacier Re business and price increases 18.7% growth in property line of business Casualty premiums declined 5.6% due to non-renewals 21
22 Financial Results for Fourth Quarter 2011 $MM (except per share data and %) December 31 2 0 1 1 December 31 2 0 1 0 $ Change % Change Net premiums written 187.9 158.1 29.8 18.8% Net premiums earned 500.5 449.7 50.8 11.3% Net investment income 40.6 56.9 (16.3) -28.6% Net underwriting (loss) income (64.0) 69.8 (133.8) -191.7% Net (loss) income (27.4) 111.2 (138.6) -124.6% Operating (loss) income (31.3) 108.3 (139.6) -128.9% Fully diluted net (loss) income EPS (0.88) 2.09 (2.97) -142.1% Fully diluted operating (loss) income EPS (0.98) 2.04 (3.02) -148.0% Financial highlights December 31 2 0 1 1 December 31 2 0 1 0 Operating ROE -7.2% 15.6% Net loss ratio 82.4% 54.8% Acquisition expense ratio 15.4% 14.7% General and administrative expense ratio 14.7% 15.1% Combined ratio 112.5% 84.6% Diluted book value per share $50.56 $52.74 Investment leverage 2.82 2.28 Key operating ratios
23 Fourth Quarter 2011 Net Written Premiums In $MM Dec. 31 2 0 1 1 Dec. 31 2 0 1 0 $ Change % Change Property 8.7 11.9 -3.2 -26.9% Casualty 30.1 25.5 4.6 18.0% Healthcare liability 9.1 9.9 -0.8 -9.1% Surety and other specialty 1.1 -1.3 2.4 -184.6% Agriculture 9.1 2.4 6.7 279.2% Professional lines 38.4 33.2 5.2 15.7% Total insurance 96.5 81.6 14.9 18.1% Insurance Segment In $MM Dec. 31 2 0 1 1 Dec. 31 2 0 1 0 $ Change % Change Casualty 59.2 48.0 11.3 23.5% Property 15.1 8.6 6.5 75.6% Catastrophe 14.8 17.9 -3.1 -17.3% Aerospace and marine 0.8 2.4 -1.6 -67.7% Surety and other specialty 1.5 -0.4 1.9 NM Total reinsurance 91.4 76.5 14.9 19.5% Reinsurance Segment
24 Financial Overview: 10 Year Financial Performance In $MM 2002 2003 2004 2005 2006 2007 2008 2009 2010 2011 2002 through 2011 Net premiums written 765 1,598 1,697 1,619 1,586 1,575 1,784 1,606 1,764 1,980 15,974 Net premiums earned 369 1,174 1,633 1,724 1,639 1,595 1,766 1,633 1,741 1,931 15,205 Net underwriting (loss) income 51 179 232 -410 304 322 111 265 195 -252 997 Net investment income 43 71 122 180 257 281 130 284 200 147 1,715 Net income (loss) before preferred dividend 102 263 356 -220 498 521 80 536 365 -94 2,407 Net income (loss) available to common shareholders 102 263 356 -223 483 506 65 521 349 -118 2,304 Diluted EPS $1.73 $4.00 $5.28 ($3.60) $6.73 $7.17 $1.02 $8.69 $6.38 ($2.95) $34.45 Financial highlights from 2002 through December 31, 2011 Key Operating Ratios 2002 2003 2004 2005 2006 2007 2008 2009 2010 2011 Inception-to-date Combined ratio 86.2% 84.7% 85.8% 123.5% 81.5% 79.9% 93.5% 84.0% 88.7% 112.9% 93.4% Operating ROE 7.8% 17.3% 19.9% (11.9%) 25.7% 23.8% 8.5% 22.0% 12.6% (6.3%) 11.9% Book value per share $21.73 $24.03 $27.91 $23.17 $28.87 $35.05 $33.06 $44.61 $52.74 $50.56